Exhibit 10.1

Execution Version

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Waiver and Second Amendment”) dated as of September 29, 2015, by and among C&J Energy Services Ltd., as Parent, CJ Lux Holdings S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 15, rue Edward Steichen, L-2540 Luxembourg, having a share capital of $2,000,000 and registered with the Luxembourg Register of Commerce and Companies under number B190.857, as Luxembourg Borrower, CJ Holding Co., as U.S. Borrower (Parent, Luxembourg Borrower and U.S. Borrower collectively, the “Borrowers”), certain other Loan Parties identified on the signature pages hereto, certain Revolving Lenders party hereto (the “Consenting Revolving Lenders”) and certain Tranche B-1 Term Lenders party hereto (the “Consenting Tranche B-1 Lenders” and together with the Consenting Revolving Lenders, the “Consenting Lenders”), and Bank of America, N.A. (the “Administrative Agent”), as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H :

WHEREAS, the Borrowers, the banks and other financial institutions and lenders party thereto and the Administrative Agent are party to that certain Credit Agreement dated as of March 24, 2015 (as amended and restated by that certain First Amendment to Credit Agreement dated as of the same date) (the “Existing Credit Agreement”);

WHEREAS, pursuant to and in accordance with Section 10.01 of the Existing Credit Agreement, the Borrowers have requested that the Existing Credit Agreement be amended so as to supplement and modify the financial covenants contained in Section 7.11 of the Existing Credit Agreement;

WHEREAS, Section 10.01 of the Existing Credit Agreement provides that Lenders holding more than 50% of the aggregate principal amount of the Revolving Credit Commitments and Initial Tranche B-1 Term Loans shall have the ability to waive, amend, supplement or modify the financial covenants set forth in Section 7.11 of the Existing Credit Agreement (including any defined terms related thereto) with respect to the Revolving Facility and the Initial Tranche B-1 Term Loan only without the consent or approval of any other Lender;

WHEREAS, unless the amendments to the Existing Credit Agreement are effectuated pursuant to this Waiver and Second Amendment, on September 30, 2015, Events of Default under Section 7.11(a) and (b) and Section 8.01(b) of the Existing Credit Agreement will occur for the fiscal period ending September 30, 2015;

WHEREAS, to effectively waive and address such potential Events of Default, the Consenting Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender are willing to agree to the supplement and modification of the financial covenants provided for herein, in each case on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

1. Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Existing Credit Agreement shall have the meaning assigned to such term in the Existing Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “the Agreement” and each other similar reference contained in the Existing Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as waived and amended hereby.

2. Certain Amendments to Existing Credit Agreement.

The Loan Parties, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Consenting Lenders agree that on the Waiver and Second Amendment Effective Date, the Existing Credit Agreement shall be automatically and without the necessity of any further action waived and amended in accordance with the provisions set forth herein.

(a) Section 1.01 (Defined Terms) of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section 1.01 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.01:

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations); provided that Capital Expenditures shall not include expenditures made solely with (A) the proceeds of a common equity contribution to, or issuance of common Equity Interests by, Parent or (B) cash proceeds received from any Disposition pursuant to Section 7.05(c).

“Collateral Report” has the meaning specified in Section 7.11(c).

“Cumulative Cushion Amount” has the meaning specified in Section 7.11(d).

“Eligible Inventory” means all Inventory of Parent and its Subsidiaries that is subject to the Lien of the Collateral Documents, the value of which shall be determined by Parent in good faith as set forth in the most recent report delivered to the Administrative Agent pursuant to Section 8(a)(ii)(A) of the Waiver and Second Amendment by taking into consideration, among other factors, the lower of its cost and its book value determined in accordance with GAAP.

“Eligible Receivables” means all Receivables of Parent and its Subsidiaries that is subject to the Lien of the Collateral Documents, the value of which shall be determined by Parent in good faith as set forth in the most recent report delivered to the Administrative Agent pursuant to Section 8(a)(ii)(A) of the Waiver and Second Amendment taking into consideration, among other factors, their book value determined in accordance with GAAP; provided, however, that none of the following classes of Receivables shall be deemed to be Eligible Receivables regardless of whether such Receivables are subject to the Lien of the Collateral Documents:

(a) Receivables related to the well services business segment of the Parent and its Subsidiaries outstanding more than 120 days past their original invoice date and other Receivables outstanding more than 90 days past their original invoice date; and

(b) Receivables owing from any Person that takes or is the subject of any action or proceeding of a type described in Section 8.01(f).

“Inventory” has the meaning specified in Section 1.3 of the U.S. Security Agreement as of the date of the Waiver and Second Amendment.

“Receivables” has the meaning specified in Section 1.3 of the U.S. Security Agreement as of the date of the Waiver and Second Amendment.

“Waiver and Second Amendment” means that certain Waiver and Second Amendment to Credit Agreement, dated as of September 29, 2015, among the Loan Parties, the Administrative Agent, the L/C Issuer, the Swing Line Lender and certain Lenders party thereto.

“Waiver and Second Amendment Effective Date” means the date on which the Waiver and Second Amendment shall have become effective in accordance with its terms.

(b) Section 7.11 (Financial Covenants) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“7.11 Financial Covenants.

(a) Consolidated Interest Coverage Ratio. Commencing with the fiscal quarter ended September 30, 2015, and solely with respect to the Revolving Facility and the Initial Tranche B-1 Term Loans, permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Parent to be less than the ratio set forth below with respect to the fiscal quarter ended on such date.

Fiscal Quarter Ended	Consolidated Interest Coverage Ratio
September 30, 2015	Not applicable
December 31, 2015	Not applicable
March 31, 2016	Not applicable
June 30, 2016	Not applicable
September 30, 2016	Not applicable
December 31, 2016	Not applicable
March 31, 2017	Not applicable
June 30, 2017	Not applicable
September 30, 2017	2.50 to 1.00
December 31, 2017	2.50 to 1.00
March 31, 2018	2.75 to 1.00
June 30, 2018 and thereafter	3.00 to 1.00

(b) Consolidated Total Leverage Ratio. Commencing with the fiscal quarter ended September 30, 2015, and solely with respect to the Revolving Facility and the Initial Tranche B-1 Term Loans, permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of the Parent to be greater than the ratio set forth below with respect to the fiscal quarter ended on such date.

Fiscal Quarter Ended	Maximum Consolidated Total Leverage Ratio
September 30, 2015	Not applicable
December 31, 2015	Not applicable
March 31, 2016	Not applicable
June 30, 2016	Not applicable
September 30, 2016	Not applicable
December 31, 2016	Not applicable
March 31, 2017	Not applicable
June 30, 2017	Not applicable
September 30, 2017	5.50 to 1.00
December 31, 2017	5.00 to 1.00
March 31, 2018	4.50 to 1.00
June 30, 2018	4.25 to 1.00
September 30, 2018 and thereafter	4.00 to 1.00

(c) Collateral Coverage. Commencing with the Waiver and Second Amendment Effective Date through the month ending March 31, 2018, and solely with respect to the Revolving Facility and the Initial Tranche B-1 Term Loans, permit the Total Revolving Outstandings (i) on the date on which a report is delivered in accordance with Section 8(a)(ii)(A) of the Waiver and Second Amendment (each, a “Collateral Report”) (or, in the event a Collateral Report is not delivered on or prior to the date when due, on such due date) and (ii) on the date of each Credit Extension, after giving effect to such Credit Extension on a Pro Forma Basis, to exceed: (A) $300,000,000 until Parent delivers the Collateral Report setting forth Eligible Receivables and Eligible Inventory for the month ended September 30, 2015; and (B) after Parent delivers such Collateral Report, the greater of (x) $300,000,000 and (y) the Dollar amount representing the value of 80% of Eligible Receivables plus the value of 50% of Eligible Inventory in the case of this clause (y) as reported in the most recent Collateral Report delivered pursuant to Section 8(a)(ii)(A) of the Waiver and Second Amendment; provided that the portion of clause (y) attributable to Eligible Inventory shall not exceed 50% of the total amount of clause (y).

(d) Minimum Cumulative Consolidated EBITDA. Commencing with the Waiver and Second Amendment Effective Date until the fiscal quarter ending June 30, 2017, and solely with respect to the Revolving Facility and the Initial Tranche B-1 Term Loans, permit the cumulative Consolidated EBITDA to be less than the amounts specified below for the relevant periods identified in the table below; provided, that if Consolidated EBITDA for any period is less than such amount, Parent may deem such Consolidated EBITDA be increased by some or all of the cumulative cushion amount, if any, set forth in the table below (“Cumulative Cushion Amounts”) for such period and only for the sole purpose of calculating compliance with this Section 7.11(d):

Period	Minimum Cumulative Consolidated EBITDA	Cumulative Cushion Amount
3 months ending September 30, 2015	$(15,000,000)	$10,000,000
3 months ending December 31, 2015	$10,000,000	$20,000,000
6 months ending March 31, 2016	$28,000,000	$40,000,000
9 months ending June 30, 2016	$63,000,000	$60,000,000
12 months ending September 30, 2016	$121,000,000	$60,000,000
12 months ending December 31, 2016	$115,000,000	Not available
12 months ending March 31, 2017	$165,000,000	Not available
12 months ending June 30, 2017	$205,000,000	Not available

(e) Capital Expenditure.

(i) Commencing with the Waiver and Second Amendment Effective Date until the fiscal quarter ended December 31, 2015, and solely with respect to the Revolving Facility and the Initial Tranche B-1 Term Loans, make any Capital Expenditure, except for Capital Expenditures not exceeding, in the aggregate for Parent and its Subsidiaries during each fiscal quarter period ended on the date set forth below, the amount set forth opposite such fiscal quarter period ended on such date:

Fiscal Quarter Ended	Capital Expenditures
September 30, 2015	Not applicable.
December 31, 2015	$43,750,000

(ii) Commencing with the fiscal quarter ended December 31, 2016 until the fiscal quarter ended June 30, 2017 and solely with respect to the Revolving Facility and the Initial Tranche B-1 Term Loans, make any Capital Expenditure, except for Capital Expenditures not exceeding, in the aggregate for Parent and its Subsidiaries during each four fiscal quarter period ended on the date set forth below, the amount set forth opposite such four fiscal quarter period ended on such date:

Fiscal Quarter Ended	Capital Expenditures
December 31, 2016	$175,000,000
March 31, 2017	$175,000,000
June 30, 2017	$175,000,000

; provided, however, that:

(x) the maximum permitted Capital Expenditures for the four fiscal quarter period ending on December 31, 2016 (a) shall be reduced to a minimum aggregate amount of $155,000,000 by 50% of the amount of the Cumulative Cushion Amount used during such four quarter period pursuant to Section 7.11(d) and (b) shall be increased to a maximum aggregate amount of $175,000,000 by 50% of the amount of Consolidated EBITDA that exceeds (i) $17,000,000 for the quarter ended March 31, 2016, (ii) $35,000,000 for the quarter ended June 30, 2016 and (iii) $59,000,000 for the quarter ended September 30, 2016; and

(y) no limitation on Capital Expenditures pursuant to this Section 7.11(e) shall apply (1) for the four fiscal quarter period ending March 31, 2017 if the ratio of (A) Consolidated Funded Indebtedness as of March 31, 2017 to (B) (I) Consolidated EBITDA of Parent and its Restricted Subsidiaries for the quarter ended March 31, 2017, multiplied by (II) four is no greater than 4.50 to 1.00 and (2) for the four fiscal quarter period ending June 30, 2017 if the ratio of (A) Consolidated Funded Indebtedness as of March 31, 2017 or June 30, 2017 to (B) (I) Consolidated EBITDA of Parent and its Restricted Subsidiaries for the quarter ended March 31, 2017 or June 30, 2017, as applicable, multiplied by (II) four is no greater than 4.50 to 1.00.”

3. Consent Fee.

(a) On the Waiver and Second Amendment Effective Date, Parent shall pay to the Administrative Agent, for the benefit of each Consenting Revolving Lender party hereto (for which the Administrative Agent has received such Consenting Revolving Lender’s duly executed signature page to this Waiver and Second Amendment by 1:00 p.m. (Eastern Time) on September 28, 2015 (the “Consent Deadline”)), a consent fee equal to 0.50% of the aggregate principal amount of Revolving Credit Commitments of such Revolving Lenders party hereto after to giving effect to the permanent reduction of such Revolving Credit Commitments in accordance with the notice referenced in Section 6(a)(vi) hereof. Such consent fee shall be deemed fully earned and payable on the Waiver and Second Amendment Effective Date.

(b) On the Waiver and Second Amendment Effective Date, Parent shall pay to the Administrative Agent, for the benefit of each Consenting Tranche B-1 Lender party hereto (for which the Administrative Agent has received such Consenting Tranche B-1 Lender’s duly executed signature page to this Second Amendment by the Consent Deadline), a consent fee equal to 0.50% of the aggregate principal amount of Initial Tranche B-1 Term Loans of such Tranche B-1 Lenders party hereto. Such consent fee shall be deemed fully earned and payable on the Waiver and Second Amendment Effective Date.

4. Delivery of Additional Information. Each of the Loan Parties and their Restricted Subsidiaries will deliver or cause to be delivered such reports and information as may be reasonably requested by the Administrative Agent in connection with this Waiver and Second Amendment and in consultation with Parent.

5. Reaffirmation of the Loan Parties.

(i) Each of the Loan Parties party hereto (the “Reaffirming Parties”) acknowledges receipt of a copy of this Waiver and Second Amendment and (i) hereby consents to the waivers and amendments to the Existing Credit Agreement contained therein, (ii) hereby confirms that only Lenders holding more than 50% of the aggregate principal amount of Revolving Credit Commitments and Initial Tranche B-1 Term Loans shall have the ability to waive, amend, supplement or modify the financial covenants set forth in Section 7.11 of the Existing Credit Agreement (including any defined terms related thereto) with respect to the Revolving Facility and the Initial Tranche B-1 Term Loans without the consent or approval of any other Lender, (iii) hereby confirms and reaffirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents and the Guaranty (each, as defined in the Existing Credit Agreement) (collectively, the “Reaffirmed Documents”) to which it is party, and (iv) agrees that, notwithstanding the effectiveness of this Waiver and Second Amendment or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Reaffirmed Documents to which it is a party and the security interests created thereby, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations (as defined in the Existing Credit Agreement), as amended, increased and/or extended pursuant to this Waiver and Second Amendment. In furtherance of the foregoing, each Reaffirming Party does hereby grant to the Administrative Agent a security interest in all Collateral described in any Reaffirmed Document as security for the Obligations (as defined in the Existing Credit Agreement), as amended, increased and/or extended pursuant to this Waiver and Second Amendment, subject in each case to any applicable limitations set forth in any such Reaffirmed Document.

(ii) On the Waiver and Second Amendment Effective Date:

(A) All references in each Security Agreement, Guaranty and other Loan Document (as defined in the Existing Credit Agreement) to the Existing Credit Agreement shall be deemed to be references to the Existing Credit Agreement as amended by this Waiver and Second Amendment and as the same may be hereafter further amended, restated, supplemented or modified from time to time.

(B) The definition of any term defined in any Loan Document by reference to the terms defined in the Existing Credit Agreement shall be amended to be defined by reference to the defined term in the Existing Credit Agreement as amended and restated by this Waiver and Second Amendment and as the same may be amended, restated, modified or supplemented and in effect from time to time.

(C) Each reference, whether direct or indirect, in each Loan Document to “Obligations” shall include and be deemed to include any indebtedness, liabilities or obligations incurred, or loans made, pursuant to this Waiver and Second Amendment.

6. Conditions Precedent. This Waiver and Second Amendment shall become effective only upon satisfaction or waiver of the following conditions precedent except as otherwise agreed between the Borrowers and the Administrative Agent (the date such conditions are satisfied or waived, the “Waiver and Second Amendment Effective Date”):

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed as promptly as practicable by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Waiver and Second Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Waiver and Second Amendment Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Consenting Lenders, as applicable:

(i) this Waiver and Second Amendment shall have been duly executed by the Borrowers, each other Loan Party, the Administrative Agent, the L/C Issuer, the Swing Line Lender, Consenting Revolving Lenders and the Consenting Tranche B-1 Lenders together holding more than 50% of the aggregate principal amount of the Revolving Credit Commitments (prior to giving effect to this Waiver and Second Amendment and the permanent reduction of Revolving Credit Commitments referenced in clause (vi) below) and the Initial Tranche B-1 Term Loans, and Consenting Lenders constituting Required Lenders under and as defined in the Existing Credit Agreement and, in each case, delivered to the Administrative Agent;

(ii) a certificate of a Responsible Officer of each Loan Party, dated the Waiver and Second Amendment Effective Date, certifying as to the Organization Documents of each Loan Party or as to “no-change” in respect thereof (which, to the extent filed with a Governmental Authority, shall, to the extent available and customary, be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party and an incumbency (including specimen signatures) of the Responsible Officers of each Loan Party;

(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing (where applicable) and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

(iv) (A) a favorable opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to customary matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request, (B) a favorable opinion of Appleby (Bermuda) Limited, Bermuda counsel to the Parent, addressed to the Administrative Agent and each Lender, as to customary matters concerning the Parent and the Loan Documents as the Administrative Agent may reasonably request, (C) a favorable opinion of Stibbe Avocats Luxembourg, Luxembourg counsel to the Luxembourg Borrower, addressed to the Administrative Agent and each Lender, as to customary matters concerning the Luxembourg Borrower and the Loan Documents as the Administrative

Agent may reasonably request, and (D) a favorable opinion of Bennett Jones LLP, Canadian counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to customary matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(v) a certificate attesting to the solvency of Parent and its Subsidiaries, taken as a whole, from its chief financial officer, in substantially the form of Exhibit G to the Existing Credit Agreement; and

(vi) a notice (conditioned only the occurrence of the Waiver and Second Amendment Effective Date, which condition shall be satisfied upon the effectiveness this Waiver and Second Amendment) from the Parent to permanently reduce the Revolving Credit Commitments by $200,000,000 from $600,000,000 to $400,000,000 in accordance with Section 2.06(a) of the Existing Credit Agreement and such permanent reduction shall be immediately effective after the effectiveness of this Waiver and Second Amendment.

(b) (i) All fees and expenses required to be paid to the Administrative Agent on or prior to the Waiver and Second Amendment Effective Date in connection with this Waiver and Second Amendment shall have been, or concurrently with the Waiver and Second Amendment Effective Date are being, paid and (ii) all fees required to be paid to the Consenting Lenders and Lenders on or prior to the Waiver and Second Amendment Effective Date in connection with this Waiver and Second Amendment shall have been, or concurrently with the Waiver and Second Amendment Effective Date are being paid.

(c) The Borrowers shall have paid all reasonable and documented fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent and Lead Arrangers (directly to such counsel if requested by the Administrative Agent), and a single local counsel to the Administrative Agent in each applicable jurisdiction, in each case in accordance with Section 10.04(a) of the Existing Credit Agreement and solely to the extent invoiced no later than two Business Days prior to the Waiver and Second Amendment Effective Date.

(d) That certain Third Amendment (Refinancing Amendment) to Credit Agreement , dated as of the date hereof (the “Third Amendment”), among the Borrowers, the Administrative Agent and the lenders and other parties party thereto shall have been executed and delivered substantially concurrently with, but for the avoidance of doubt, after the effectiveness of (i) this Waiver and Second Amendment and (ii) the permanent reduction of the Revolving Credit Commitments referenced in clause (a)(vi) above.

7. Sequencing of Events. After this Waiver and Second Amendment becomes effective, the permanent reduction of Revolving Credit Commitments referenced in Section 6(a)(vi) hereof shall become immediately effective. After such permanent reduction, the Third Amendment shall become effective in accordance with its own terms and conditions.

8. Conditions Subsequent.

(a) This Waiver and Second Amendment shall remain effective only upon the satisfaction and continued satisfaction (or waiver by Lenders holding more than 50% of the aggregate principal amount of the Revolving Credit Commitments and Initial Tranche B-1 Term Loans) of the following conditions, which conditions are solely for the benefit of the Lenders holding the Revolving Credit Commitments and Initial Tranche B-1 Term Loans:

(i) from the date hereof until January 1, 2018 (the “Interest Coverage and Leverage Financial Covenant Relief Period”):

(A) no Borrower shall, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly, during such period:

(I) make or hold any Investments otherwise permitted pursuant to (x) Section 7.03(c)(iv) of the Existing Credit Agreement in an aggregate outstanding amount exceeding $2,500,000 during the Interest Coverage and Leverage Financial Covenant Relief Period, (y) Section 7.03(h) of the Existing Credit Agreement in an aggregate outstanding amount exceeding $10,000,000 during the Interest Coverage and Leverage Financial Covenant Relief Period less the aggregate outstanding amount of any Investments made pursuant to clause (I)(z)(2) below, or (z) Section 7.03(k)(iii) of the Existing Credit Agreement except (1) in an aggregate outstanding amount not exceeding $35,000,000 during the Interest Coverage and Leverage Financial Covenant Relief Period to satisfy funding obligations relating to the construction of operating facilities entered into by C&J International Middle East FZCO (“C&J Dubai”) prior to the date hereof or to fund overhead and employee salary and related expenses of C&J Dubai or (2) otherwise in an aggregate outstanding amount not exceeding $10,000,000 during the Interest Coverage and Leverage Financial Covenant Relief Period less the aggregate outstanding amount of any Investments made pursuant to clause (I)(y) above; provided that, notwithstanding the foregoing clauses (x), (y) and (z), Investments that are outstanding on the Waiver and Second Amendment Effective Date (and refinancing thereof not increasing the aggregate amount of such Investments) may continue to be outstanding; or

(II) declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, otherwise permitted pursuant to Section 7.06(d) of the Existing Credit Agreement; and

(B) notwithstanding the first proviso of Section 6.10 of the Existing Credit Agreement, representatives and independent contractors of the Administrative Agent and each Lender holding Revolving Credit Commitments and Initial Tranche B-1 Term Loans may visit and inspect any of the Borrowers’ (or its Restricted Subsidiaries’) properties, to examine their corporate, financial and operational records, and make copies thereof or abstracts therefrom, and to discuss their affairs, finances and accounts with their directors, officers and independent public accountants, all at the expense of the Parent and at such reasonable times and during normal business hours, upon the reasonable advance notice to the Parent; provided that the Administrative Agent, each Lender holding Revolving Credit Commitments and Initial Tranche B-1 Term Loans and their respective representatives and contractors shall collectively be permitted to make no more than two such visits, inspections, examinations or discussions per fiscal year at each facility (which visit, inspection, examination or discussion shall be coordinated by the Administrative Agent); and

(ii) so long as a Loan Party is required to comply with Section 7.11(c) of the Existing Credit Agreement, Section 7.11(d) of the Existing Credit Agreement and Section 7.11(e) of the Existing Credit Agreement (in each case, as amended by this Waiver and Second Amendment), each Borrower shall deliver to the Administrative Agent:

(A) as soon as available, but in any event within 20 days after the end of each calendar month ending on or after September 30, 2015 and before March 31, 2018, a report setting forth (I) the Total Revolving Oustandings as of the date of such report is delivered and (II) a calculation of Eligible Inventory and Eligible Receivables as of the end of such calendar month, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent as fairly presenting in all material respects such financial information in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(B) as soon as available, but in any event within 30 days after the end of each calendar month ending on or after September 30, 2015 and on or before March 31, 2018, (I) (x) a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such month and (y) the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such month and for the portion of the Parent’s fiscal year then ended, setting forth, in each case, in comparative form the figures for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, and (II) to the extent there are any Unrestricted Subsidiaries as of the end of such calendar month, a Reconciliation with respect to each of the financial statements described in the foregoing clause (I);

(C) as soon as available, but in any event within 45 days after the end of each fiscal quarters of each fiscal year of the Parent (or, if earlier, 5 days after the date required to be filed with the SEC (giving effect to any extension permitted by the SEC)) (commencing with the fiscal quarter ended after the date hereof), (I) a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Parent and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, and (II) to the extent there are any Unrestricted Subsidiaries as of the end of such fiscal quarter, a Reconciliation with respect to each of the financial statements described in the foregoing clause (I); and

(D) in form and detail reasonably satisfactory to the Administrative Agent, concurrently with the delivery of the financial statements referred to in clause (C), a duly completed compliance certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Parent (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes) substantially in the form of Exhibit A hereto;

(b) From the date hereof, upon written notice by the Administrative Agent to Parent of the failure of any Loan Party to satisfy or to continue to satisfy any covenant set forth in Section 8(a) (which in the case of Section 8(a)(i)(B) and 8(a)(ii) shall continue unremedied for a period of 15 days after such written notice (the “Cure Period”)) of this Waiver and Second Amendment, this Waiver and Second Amendment shall no longer be effective and the amendments and other modifications to the Existing Credit Agreement set forth herein shall be deemed to be null and void and the financial covenants set forth in Section 7.11 of the Existing Credit Agreement (prior to giving effect to this Waiver and Second Amendment) shall be reinstated and in full force and effect. The Loan Parties acknowledge and agree that, upon such reinstatement, the Loan Parties shall be in default under Section 7.11(a) of the Existing Credit Agreement and Section 7.11(b) of the Existing Credit Agreement, in each case, as of the date of such notice (as extended by the Cure Period, if any) and the Revolving Lenders and Lenders holding Initial Tranche B-1 Term Loans shall be entitled to exercise any and all of their rights and remedies in accordance with the Loan Documents or at law or in equity.

9. Miscellaneous Terms.

(a) Loan Document. For the avoidance of doubt, this Waiver and Second Amendment shall constitute a Loan Document.

(b) Effect of Amendment. Except as set forth expressly herein, all terms of the Existing Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal and binding obligation of the Loan Parties, enforceable against such Loan Party in accordance with their respective terms. Except to the extent otherwise expressly set forth herein, the amendments set forth herein shall have prospective application only from and after the date of this Waiver and Second Amendment. The Existing

Credit Agreement, the other Loan Documents (including this Amendment) and any separate letter agreements with respect to fees and expenses payable to the Administrative Agent or the L/C Issuers constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

(c) No Novation or Mutual Departure. The Loan Parties expressly acknowledge and agree that there has not been, and this Waiver and Second Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as expressly set forth herein.

(d) Ratification. Each Loan Party hereby restates, ratifies, and reaffirms its respective obligations set forth in the Existing Credit Agreement and the other Loan Documents to which it is a party.

(e) Counterparts. This Waiver and Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(f) Fax or Other Transmission. Delivery of an executed counterpart of a signature page of this Waiver and Second Amendment, or any certificate delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Waiver and Second Amendment or certificate. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

(g) Section Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Waiver and Second Amendment.

(h) Governing Law. THIS WAIVER AND SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(i) Amendments and Waivers. No amendment or waiver of any provision of this Waiver and Second Amendment and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Lenders holding more than 50% of the aggregate principal amount of the Revolving Credit Commitments and Initial Tranche B-1 Term Loans (or by the Administrative Agent with the consent of the Lenders holding more than 50% of the aggregate principal amount of the Revolving Credit Commitments and the Initial Tranche B-1 Term Loans) and the applicable Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent and each such waiver or consent or consent shall be effective only in the specific instance and for the specific purposes for which given.

(j) Release. In consideration of, among other things, the waiver, amendments and other agreements provided for herein, each Borrower and each other Loan Party (on its own behalf and on behalf of its respective Subsidiaries) forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that it now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Administrative Agent and/or any Lender (in their respective capacities as such) and any of their respective subsidiaries and affiliates, and each of their respective successors, assigns, officers, directors, employees, agents, attorneys and other advisors or representatives (collectively, the “Released Parties”); provided that in each case such claim is based in whole or in part on facts, events or conditions, whether known or unknown, existing on or prior to the Waiver and Second Amendment Effective Date and which arise out of or are related to the Existing Credit Agreement or the Existing Credit Agreement as amended by this Waiver and Second Amendment, the other Loan Documents, the Obligations or the Collateral; provided further that nothing herein will constitute a release or discharge of any claims or causes of action based on acts or omissions constituting gross negligence or willful misconduct of such applicable Released Party as determined by final order of a court of competent jurisdiction (collectively, the “Released Claims”). The Borrowers and other Loan Parties further agree to refrain from commencing, instituting or prosecuting, or supporting any Person that commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any and all Released Parties with respect to any and all Released Claims.

(k) Severability. If any provision of this Waiver and Second Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Waiver and Second Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

C&J ENERGY SERVICES LTD.
CJ HOLDING CO.
C&J ENERGY SERVICES, INC.
C&J SPEC-RENT SERVICES, INC.

By	/s/ Randall C. McMullen, Jr.
Name:	Randall C. McMullen, Jr.
Title:	President and Chief Financial Officer

CJ LUX HOLDINGS S.À R.L.

By	/s/ Theodore R. Moore
Name:	Theodore R. Moore
Title:	Type A Manager

C&J ENERGY PRODUCTION SERVICES-CANADA LTD. (formerly Nabors Production Services Ltd.)
C&J WELL SERVICES, INC.
(formerly Nabors Completion & Production Services Co.)

By	/s/ Randall C. McMullen, Jr.
Name:	Randall C. McMullen, Jr.
Title:	President and Chief Financial Officer

KVS TRANSPORTATION, INC.
D&D EQUIPMENT INVESTMENTS, LLC
BLUE RIBBON TECHNOLOGY, INC.
C&J VLC, LLC

By	/s/ Randall C. McMullen, Jr.
Name:	Randall C. McMullen, Jr.
Title:	Chief Executive Officer and Chief Financial Officer

TELLUS OILFIELD INC.
TOTAL E&S, INC.
TIGER CASED HOLE SERVICES, INC.

By	/s/ Randall C. McMullen, Jr.
Name:	Randall C. McMullen, Jr.
Title:	Chief Financial Officer

C&J CORPORATE SERVICES (BERMUDA) LTD.

By	/s/ Randall C. McMullen, Jr.
Name:	Randall C. McMullen, Jr.
Title:	Director

ESP COMPLETION TECHNOLOGIES LLC

By	/s/ Randall C. McMullen, Jr.
Name:	Randall C. McMullen, Jr.
Title:	Chief Financial Officer

BANK OF AMERICA, N.A.
as Administrative Agent, Swing Line Lender and an L/C Issuer

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	SVP

Altair Global Credit Opportunities Fund (A), LLC

By:	/s/ Brian Lanktree
Name:	Brian Lanktree
Title:	Principal – Head Trader
Glendon Capital Management L.P.

Signature Page to Waiver and Second Amendment to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ James C. Day
Name:	James C. Day
Title:	Senior Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Ascribe III Investments LLC (f/k/a ASOF III Investments, LLC)

By:	/s/ Lawrence A. First
Name:	Lawrence A. First
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Bank of America, N.A.

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Black Diamond CLO 2013-I Ltd.

By: Black Diamond CLO 2013-1 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

Signature Page to Waiver and Second Amendment to Credit Agreement

Black Diamond CLO 2014-I Ltd.

By: Black Diamond CLO 2014-1 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

Signature Page to Waiver and Second Amendment to Credit Agreement

BLT 30 LLC

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

Board of Pensions of the Evangelical Lutheran Church in America

By: T. Rowe Price Associates, Inc., as investment manager
Re: TRP A/C #4195

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

John Hancock Funds II – Spectrum Income Fund

By: T. Rowe Price Associates, Inc., as investment sub-advisor

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Lucent Technologies Inc. Master Pension Trust

By: T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Penn Series Funds, Inc. – High Yield Bond Fund

By: T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price Fixed Income Trust

By: T. Rowe Price Trust Company, Trustee

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price Funds Series II SICAV

By: T. Rowe Price Associates, Inc., as investment sub-manager of the T. Rowe Price Funds Series II SICAV

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price High Yield Fund, Inc.

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price Institutional High Yield Fund

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

T. Rowe Price U.S. High Yield Trust

By:	/s/ Brian Burns
Name:	Brien Burns
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

American General Life Insurance Company

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

American Home Assurance Company

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

BOC Pension Investment Fund

By: Invesco Senior Secured Management, Inc., as Attorney in Fact

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Commerce and Industry Insurance Company

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Diversified Credit Portfolio Ltd.

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Invesco BL Fund Ltd.

By: Invesco Management S.A., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Invesco Dynamic Credit Opportunities Fund

By: Invesco Senior Secured Management, Inc., as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Invesco Polaris US Bank Loan Fund

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

INVESCO SSL FUND LLC

By: Invesco Senior Secured Management, Inc., as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Invesco Zodiac Funds – Invesco US Senior Loan Fund

By: Invesco Management S.A., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Kaiser Foundation Hospitals

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Kaiser Permanente Group Trust

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Lexington Insurance Company

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Linde Pension Plan Trust

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Medical Liability Mutual Insurance Company

By: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

National Union Fire Insurance Company of Pittsburgh, Pa.

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Sentry Insurance a Mutual Company

By: Invesco Senior Secured Management, Inc., as Sub-Advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

The City of New York Group Trust

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

The United States Life Insurance Company In the City of New York

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

The Variable Annuity Life Insurance Company

By: Invesco Senior Secured Management, Inc., as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

Signature Page to Waiver and Second Amendment to Credit Agreement

Bower I LLC

By: Citibank, N.A.

By:	/s/ Mitesh Bhakta
Name:	Mitesh Bhakta
Title:	Associate Director

Signature Page to Waiver and Second Amendment to Credit Agreement

BOWERY FUNDING ULC

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Laurel Varney
Name:	Laurel Varney
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2012-2, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2012-3, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2012-4, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2013-1, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2013-2, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2013-3, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2013-4, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2014-1, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2014-2, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2014-3, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2014-4, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Carlyle Global Market Strategies CLO 2015-2, Ltd.

By:	/s/ Glori Graziano
Name:	Glori Graziano
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

CATTERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ Adam Brown
Name:	Adam Brown
Title:	Credit Manager

Signature Page to Waiver and Second Amendment to Credit Agreement

CAVALRY CLO II

By:	/s/ Robert Glenn
Name:	Robert Glenn
Title:	Partner

Signature Page to Waiver and Second Amendment to Credit Agreement

CAVALRY CLO III, LTD

By:	/s/ Robert Glenn
Name:	Robert Glenn
Title:	Partner

Signature Page to Waiver and Second Amendment to Credit Agreement

CAVALRY CLO IV, LTD

By:	/s/ Robert Glenn
Name:	Robert Glenn
Title:	Partner

Signature Page to Waiver and Second Amendment to Credit Agreement

CAVALRY CLO V, LTD

By:	/s/ Robert Glenn
Name:	Robert Glenn
Title:	Partner

Signature Page to Waiver and Second Amendment to Credit Agreement

Citibank, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Baptist Health South Florida, Inc. By: Seix Investment Advisors, LLC, as Advisor

Blue Cross of Idaho Health Service, Inc. By: Seix Investment Advisors, LLC, as Investment Manager

City National Rochdale Funds Fixed Income Opportunities Fund By: Seix Investment Advisors, LLC, as Subadviser

RidgeWorth Funds – Seix Floating Rate High Income Fund By: Seix Investment Advisors, LLC, as Subadviser

Seix Multi-Sector Absolute Return Fund L.P. By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner By: Seix Investment Advisors, LLC, its sole member

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

COMERICA BANK

By:	/s/ David Balderach
Name:	David Balderach
Title:	Sr. Vice President & Manager

Signature Page to Waiver and Second Amendment to Credit Agreement

Cornell University

By:	/s/ Brian Lanktree
Name:	Brian Lanktree
Title:	Principal – Head Trader Glendon Capital Management L.P.

Signature Page to Waiver and Second Amendment to Credit Agreement

Covenant Credit Partners CLO I, Ltd.

By:	/s/ Andrew Chung
Name:	Andrew Chung
Title:	MD

Signature Page to Waiver and Second Amendment to Credit Agreement

DNB CAPITAL LLC

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Jill Ilskl
Name:	Jill Ilskl
Title:	First Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden XXV Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden XXVI Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden XXVIII Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden 31 Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden 33 Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden 34 Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden 36 Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Dryden 40 Senior Loan Fund

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Franklin Custodian Funds—Franklin Income Fund

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Glendon Opportunities Fund, LP

By:	/s/ Brian Lanktree
Name:	Brian Lanktree
Title:	Principal – Head Trader
Glendon Capital Management L.P.

Signature Page to Waiver and Second Amendment to Credit Agreement

AMMC CLO 16, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Great American Insurance Company

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

Great American Life Insurance Company

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

National Interstate Insurance Company

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

GSO Capital Solutions Fund II (Luxembourg) S.à r.l.

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

Halcyon Loan Advisors Funding 2012-1, Ltd.

By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

Signature Page to Waiver and Second Amendment to Credit Agreement

Halcyon Loan Advisors Funding 2012-2, Ltd.

By: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

Signature Page to Waiver and Second Amendment to Credit Agreement

Halcyon Loan Advisors Funding 2013-1, Ltd.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

Signature Page to Waiver and Second Amendment to Credit Agreement

Reliance Standard Life Insurance Company

By: Highbridge Principal Strategies, LLC, as Investment Manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

HPS – Specialty Loan Fund – CX, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Highbridge Specialty Loan Sector A Investment Fund, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Highbridge Principal Strategies – NDT Senior Loan Fund L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Highbridge Specialty Loan Institutional Holdings Limited

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Highbridge Principal Strategies – Specialty Loan VG Fund, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

Highbridge Alguilles Rouges Sector A Investment Fund, L.P.

By: Highbridge Principal Strategies, LLC its Investment Manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Signature Page to Waiver and Second Amendment to Credit Agreement

HMS INCOME FUND, INC.

By:	/s/ Alejandro Palomo
Name:	Alejandro Palomo
Title:	Authorized Agent

Signature Page to Waiver and Second Amendment to Credit Agreement

Hull Street CLO, Ltd.

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

Signature Page to Waiver and Second Amendment to Credit Agreement

JPMorgan Chase Bank, N.A.

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature Page to Waiver and Second Amendment to Credit Agreement

LOOMIS SAYLES CLO II, LTD.

By: Loomis, Sayles & Company, L.P., Its Collateral Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

SEARS CANADA INC. REGISTERED RETIREMENT PLAN

By: Loomis, Sayles & Company, L.P., Its Collateral Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

BLACKWELL PARTNERS LLC SERIES A

By: Magnetar Financial LLC, its Investment Manager

By:	/s/ Zoe L. Allen
Name:	Zoe L. Allen
Title:	Head of Operations

Signature Page to Waiver and Second Amendment to Credit Agreement

MAGNETAR ANDROMEDA SELECT MASTER FUND LTD

By: Magnetar Financial LLC, its Investment Manager

By:	/s/ Zoe L. Allen
Name:	Zoe L. Allen
Title:	Head of Operations

Signature Page to Waiver and Second Amendment to Credit Agreement

MAGNETAR CREDIT OPPORTUNITIES MASTER FUND LTD

By: Magnetar Financial LLC, its Investment Manager

By:	/s/ Zoe L. Allen
Name:	Zoe L. Allen
Title:	Head of Operations

Signature Page to Waiver and Second Amendment to Credit Agreement

MTP ENERGY FUND LTD

By: MTP Energy Management LLC, as General Partner

By: Magnetar Financial LLC, its Investment Manager

By:	/s/ Zoe L. Allen
Name:	Zoe L. Allen
Title:	Head of Operations

Signature Page to Waiver and Second Amendment to Credit Agreement

BALDR MASON FUND INC.

By: Marathon Asset Management L.P., Its Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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KTRS CREDIT FUND, LP

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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MARATHON CENTRE STREET PARTNERSHIP, L.P.

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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Marathon CLO V Ltd.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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MARATHON CLO VI, Ltd.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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MARATHON CLO VII LTD.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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MARATHON CREDIT DISLOCATION FUND LP

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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MARATHON CREDIT OPPORTUNITY MASTER FUND LTD.

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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MARATHON LIQUID CREDIT LONG SHORT FUND

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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Marathon Special Opportunity Master Fund Ltd.

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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Master SIF – SICAV SIF

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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MV Credit Opportunity Fund, L.P.

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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PENTELI MASTER FUND LTD.

By: Marathon Asset Management L.P., Its Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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Marathon CLO IV Ltd.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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Marathon CLO VIII Ltd.

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

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BlackGold Capital management LP as Trading Advisor for:

5D Holdings, LP

BlackGold Insurance Dedicated Fund Series Interest of the SALI Multi-Series Fund, L.P.

BlackGold Opportunity Fund II LP

BlackGold Opportunity Fund LP

BlackGold Capital Partners (QP) LP

Cervantes Portfolio LLC

Citigroup Pension Plan

Mt. Whitney Securities Inc

Makena Capital Holdings A, LP

Minion Trail Ltd

Poco Bay Company

University of Minnesota Foundation

By:	/s/ Pravin Kanneganti
Name:	Pravin Kanneganti
Title:	CFO

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Lord Abbett Bank Loan Trust

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

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Lord Abbett Investment Trust Lord Abbett Floating Rate Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

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National Electrical Benefit Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

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OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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OCP CLO 2013-3, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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OCP CLO 2013-4, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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OCP CLO 2014-5, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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OCP CLO 2014-6, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

Signature Page to Waiver and Second Amendment to Credit Agreement

OCP CLO 2014-7, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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OCP CLO 2015-9, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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OCP Credit Strategy Fund

By: Onex Credit Partners, LLC, its manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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Onex Debt Opportunity Fund, Ltd.

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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Onex Debt Opportunity Fund, LP

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Marhan
Name:	Paul Marhan
Title:	Portfolio Manager

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OFSI Fund VII, Ltd.

By: OFS Capital management, LLC Its Collateral Manager

By:	/s/ Joe DeSapn
Name:	Joe DeSapn
Title:	Director

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OFSI Fund VI, Ltd.

By: OFS Capital management, LLC Its Collateral Manager

By:	/s/ Joe DeSapn
Name:	Joe DeSapn
Title:	Director

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OFSI Fund V, Ltd.

By: OFS Capital management, LLC Its Collateral Manager

By:	/s/ Joe DeSapn
Name:	Joe DeSapn
Title:	Director

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OHA CREDIT PARTNERS IX, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

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OHA CREDIT PARTNERS VI, LTD.

By: Oak Hill Advisors, L.P. as its portfolio manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

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OHA CREDIT PARTNERS VIII, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

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OHA CREDIT PARTNERS VIII, LTD.

By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

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OHA CREDIT PARTNERS X, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

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OHA LOAN FUNDING 2012-1, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

OHA LOAN FUNDING 2013-1, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

OHA LOAN FUNDING 2013-2, LTD.

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

OHA LOAN FUNDING 2014-1, LLC

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

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Palmer Square CLO 2015-1 Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

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Palmer Square CLO 2015-2 Ltd

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

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Paulson Credit Opportunities Master Ltd.

By:	/s/ Stuart Mertzer
Name:	Stuart Mertzer
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

R2 Investments, LDC

By: Amalgamated Gadget, L.P., as its Investment Manager

By: Scepter Holdings, Inc., its General Partner

By:	/s/ Noel Nesser
Name:	Noel Nesser
Title:	CAO & Treasurer

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REDWOOD MASTER FUND, LTD.

By: Redwood Capital Management, LLC, its Investment Manager

By:	/s/ Ruben Kilksberg
Name:	Ruben Kilksberg
Title:	Authorized Signatory

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REGIONS BANK

By:	/s/ Richard Kauffman
Name:	Richard Kauffman
Title:	Senior Vice President

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Saranac CLO I Limited

By: Canaras Capital Management, LLC As Sub-Investment Advisor

By:	/s/ Richard Vratanina
Name:	Richard Vratanina
Title:	Authorized Signatory

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Saranac CLO II Limited

By: Canaras Capital Management, LLC As Sub-Investment Advisor

By:	/s/ Richard Vratanina
Name:	Richard Vratanina
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

Saranac CLO III Limited

By: Canaras Capital Management, LLC As Sub-Investment Advisor

By:	/s/ Richard Vratanina
Name:	Richard Vratanina
Title:	Authorized Signatory

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Sound Harbor Loan Fund 2014-1 Ltd.

By:	/s/ John Thompson
Name:	John Thompson
Title:	Authorized Signatory

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Special Situations Investing Group, Inc.

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Waiver and Second Amendment to Credit Agreement

TRS Tupelo LLC

By: Deutsche Bank AG Cayman Islands Branch, its sole member

By: DB Services New Jersey, Inc.

By:	/s/ Howard Lee
Name:	Howard Lee
Title:	Assistant Vice President

By:	/s/ Raymond Chin
Name:	Raymond Chin
Title:	Assistant Vice President

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VENTURE XV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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VENTURE XVI CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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Venture XI CLO, Limited

By: its investment advisor, MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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VENTURE XII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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VENTURE XIII CLO, Limited

By: its Investment Advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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VENTURE XIV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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Venture X CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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VENTURE XXI CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

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Vibrant CLO II, Ltd.

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

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Vibrant CLO III, Ltd.

By: DFG Investment Advisers, Inc.

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

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VIBRANT CLO, Ltd.

By: DFG Investment Advisers, Inc., as Portfolio Manager

By:	/s/ David Millison
Name:	David Millison
Title:	Managing Partner and Senior Portfolio Manager

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Wells Fargo Bank, N.A.

By:	/s/ Trent J. Brendon
Name:	Trent J. Brendon
Title:	Senior Vice President

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West CLO 2013-1 Ltd.

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Analyst

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Whitney Bank

By:	/s/ Charlie Roseland
Name:	Charlie Roseland
Title:	Assistant Vice President

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